Exhibit 21
                                                                     ----------

                     Subsidiaries of The Marcus Corporation
                               as of July 19, 2001

The Marcus Corporation owns all of the stock of the following companies:
       Name                                                State of Organization
       -------------------------------------------------   ---------------------

       B&G Realty, Inc.                                    Wisconsin
       Baymont Inns, Inc.                                  Wisconsin
       First American Finance Corporation                  Wisconsin
       Marcus Geneva, Inc.                                 Wisconsin
       Marcus Hotels, Inc.                                 Wisconsin
       Marcus Restaurants, Inc.                            Wisconsin
       Marcus Theatres Corporation                         Wisconsin
       Woodfield Suites, Inc.                              Wisconsin

B&G Realty, Inc. is the sole member of the following limited liability company:
       Name                                                State of Organization
       -------------------------------------------------   ---------------------

       Rush Ontario, LLC                                   Delaware

Baymont Inns, Inc. owns all of the stock of the following companies:
       Name                                                State of Organization
       -------------------------------------------------   ---------------------

       Baymont Franchises International, Inc.              Wisconsin
       Baymont Inns Hospitality Corporation                Wisconsin
       Baymont Partners, Inc.                              Wisconsin

Marcus Hotels, Inc. owns all of the equity in the following entities:
       Name                                                State of Organization
       -------------------------------------------------   ---------------------

       Grand Geneva LLC                                    Wisconsin
       HPG Laundry Systems, LLC                            Wisconsin
       Marcus Hotel Partners, Inc.                         Wisconsin
       Marcus Hotels Associates, Inc.                      Wisconsin
       Marcus Hotels Hospitality, LLC                      Wisconsin
       Marcus Hotels of California, Inc.                   California
       Marcus Northstar, Inc.                              Minnesota
       Marcus Outlots, Inc.                                Wisconsin
       Marcus Vacation Club, Inc.                          Wisconsin
       Milwaukee City Center, LLC                          Wisconsin
       Pfister, LLC                                        Wisconsin
       Resort California, LLC                              California
       Resort Missouri, LLC                                Delaware


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Marcus Restaurants, Inc. owns all of the stock of the following companies:
       Name                                                State of Organization
       -------------------------------------------------   ---------------------

       CafeRefreshments, Inc.                              Wisconsin
       Captains-Kenosha, Inc.                              Wisconsin
       Colony Inns Restaurant Corporation                  Wisconsin
       Marc's Carryout Corporation                         Wisconsin

Marcus Theatres Corporation owns all of the equity in the following entities:
       Name                                                State of Organization
       -------------------------------------------------   ---------------------

       Family Entertainment, LLC                           Wisconsin
       Marcus Cinemas of Minnesota and Illinois, Inc.      Illinois
       Marcus Cinemas of Ohio, LLC                         Wisconsin

Marcus Theatres Corporation and Marcus Cinemas of Minnesota and Illinois,
Inc. own all of the equity in the following entity:
       Name                                                State of Organization
       -------------------------------------------------   ---------------------

       Marcus Cinemas of Wisconsin, LLC                    Wisconsin

Woodfield Suites, Inc. owns all of the stock of the following companies:
       Name                                                State of Organization
       -------------------------------------------------   ---------------------

       Woodfield Suites Franchises International, Inc.     Wisconsin
       Woodfield Suites Hospitality Corporation            Wisconsin

Woodfield Suites Hospitality Corporation owns all of the stock of the following companies:
       Name                                                State of Organization
       -------------------------------------------------   ---------------------

       Woodfield Refreshments, Inc.                        Wisconsin
       Woodfield Refreshments of Colorado, Inc.            Colorado
       Woodfield Refreshments of Ohio, Inc.                Ohio

Woodfield Refreshments, Inc. owns all of the stock of the following company:
       Name                                                State of Organization
       -------------------------------------------------   ---------------------

       Woodfield Refreshments of Texas, Inc.               Texas



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